FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2019
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2019 at a Glance

The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/19)
NYSE Symbol	ADX
Market Price	$15.77
52-Week Range	$12.37 – $16.76
Discount	12.0%
Shares Outstanding	108,865,052

Summary Financial Information
Year Ended December 31,	2019	2018
Net asset value per share (NASDAQ: XADEX)	$17.93	$14.89
Total net assets	1,951,591,643	1,580,889,241
Average net assets	1,830,198,213	1,809,865,811
Unrealized appreciation on investments	720,220,996	388,984,573
Net investment income	21,600,915	20,641,002
Net realized gain (loss)	125,919,842	182,122,332
Total return (based on market price)	36.6%	-3.6%
Total return (based on net asset value)	31.6%	-2.6%
Ratio of expenses to average net assets	0.65%	0.56%
Annual distribution rate	9.6%	12.9%
2019 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2019	$0.02	Long-term capital gain
March 1, 2019	0.03	Investment income
May 31, 2019	0.05	Investment income
August 30, 2019	0.05	Investment income
December 26, 2019	1.18	Long-term capital gain
December 26, 2019	0.09	Investment income
	$1.42
2020 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 9, 2020
Time: 9:00 a.m.

Letter from Chief Executive Officer and President
Mark E. Stoeckle

Dear Fellow Shareholders,
While we were optimistic heading into 2019, we certainly did not expect the U.S. equity market to be up 31.5%. After all, we were in the 11th year of a bull market and expectations were somewhat muted, especially after 2018, which was the worst year for stocks in a decade. Instead, the market shrugged off trade disputes, recession worries, and political noise and rallied into the end of 2019, posting its best year since 2013. The S&P 500 reached 35 all-time highs last year, with 20 of those coming in the last two months of the year.
Our Fund generated a 31.6% total return on net asset value over the past 12 months, in line with the S&P 500 and outperforming our peer group by 2.0%. Our total return on market price was 36.6%. We distributed 9.6% to our shareholders in 2019, exceeding our 6.0% commitment.
Stock markets around the world also rallied in 2019, despite the uncertainty over the path of Brexit, protests in Hong Kong, and the impeachment of the President of the United States. Trade and tariffs played a significant role in global market moves throughout the year as they seemed to ebb and flow on the latest news (or tweet) about trade negotiations. In the U.S., while unemployment hit a 50-year low of 3.5% and inflation remained muted, uncertainty related to the implications of the U.S.-China trade negotiations caused factory
“We were pleased to generate a 31.6% return in 2019, in line with the S&P 500 and 2.0% ahead of our peer group.”

activity and business investment spending to slow. This led the Federal Reserve to shift its stance from tightening in 2018 to easing in 2019, which was well received by investors and drove a year-end rally.
2019 Market Recap
As we reflect on 2019, the market’s resilience in the face of global uncertainty was most surprising. The Fed played an important role by reducing interest rates, helping to avert an economic slowdown. With earnings growth accounting for only 8.0% of the S&P 500’s returns, valuation expansion provided most of the gains in 2019, helped in part by lower interest rates. Technology led the market, climbing 50.3%, and was the only sector to meaningfully outperform the broader market. Communications Services increased 32.8% and Financials rose 31.5%.
Coming on the heels of a disappointing end to 2018, when the market sold off due to concerns of slowing global growth caused by tariffs implemented on Chinese goods, the stock market got off to a strong start in 2019. The S&P 500 posted its best January in 30 years, increasing 8.0%. Optimism about a trade deal with China, combined with signals from the Fed that it would not raise interest rates in 2019, drove stocks higher.
In May, the stock market fell 6.4% on news that trade negotiations had broken down and tariffs would increase to 25.0% from 10.0% on $200 billion of Chinese goods. Stocks rebounded in June as trade rhetoric softened and the Fed reassured the market that it would cut interest rates if growth were to slow.
Amid worries that trade-related weakness in business investment and manufacturing would lead to lower domestic spending and hiring, in July the Fed adopted a more accommodative stance and lowered interest rates for the first time since 2008. They went on to reduce rates two more times in 2019, but signaled that there were no additional cuts coming in 2020 unless there was a significant slowdown in economic activity.
The stock market rallied 9.1% in the fourth quarter as fears of a recession faded due in part to the Fed’s efforts to provide additional liquidity to the market, the announcement of an agreement on terms of a phase one trade deal between the U.S. and China, and as the chances of a disorderly UK exit from the European

Letter To Shareholders (continued)

Union declined. This optimism caused investor sentiment to shift toward value stocks, which would benefit from a reacceleration in global growth.
In addition to a shift in tone from the Fed, there was also a shift in the once-hot initial public offering (IPO) market for technology companies. Many long-awaited "unicorns," privately held companies valued at over $1 billion, such as Uber Technologies and Lyft, are valued at significantly less today than when they went public as investor interest in unprofitable startups has diminished.
Portfolio Performance
We were pleased to generate a 31.6% return in 2019, in line with the S&P 500 Index and 2.0% ahead of our peer group, the Lipper Large-Cap Core Funds Average. Our Technology, Consumer Staples, and Materials investments were the primary contributors to our relative performance, while Consumer Discretionary detracted.
Our Technology holdings rose 48.9%, led by our investments in IT services. The secular trend of cash to credit driven by e-commerce growth has continued to lead to increased credit card usage. Mastercard and Visa, the two largest payment processing companies, have been the largest beneficiaries of this trend, increasing 59.1% and 43.3% respectively for the year. Within the semiconductor industry group, we also benefited from adding Lam Research to the Fund. The stock rose 65.1% after we purchased it in July. The company manufactures equipment to fabricate high-density semiconductor chips and is benefiting from the recovery in the demand for chip memory, which is used in smartphones, data centers, and automobiles.
Consumer Staples also had a strong year, increasing 30.6%. With low interest rates, investors were drawn to the sector's compelling dividend payouts. Our holdings in Costco and Coca-Cola were standouts. Costco continued to generate strong performance as a best-in-class operator with a solid growth model. During 2019, the stock rose 45.7%. We have owned Coca-Cola for many years in the Fund and added to our position in July because we liked the direction the CEO is taking the company. He is focused on broadening exposure in the beverage category away from carbonated soft drinks through acquisitions of sports drinks and juices and is putting more of an emphasis on innovation by adding new flavors.
One of several advantages to our sector-neutral approach to portfolio management is that we are invested in each sector. While the Materials sector makes up just 2.2% of our Fund, our holdings made a significant contribution to our relative performance for the year. Sherwin-Williams and Air Products were standouts, increasing 49.6% and 35.9%, respectively. Sherwin-Williams, the coatings company, generated stronger-than-expected results driven by higher volumes and better pricing, which led to margin expansion. Air Products, a high-quality industrial gas company, benefited from an improved industry structure, which has led to a better pricing environment.
While our Consumer Discretionary stocks increased 22.1%, they trailed the sector and the S&P 500. A strong return in Chipotle Mexican Grill, which rose 93.9% and was the best performing stock in the Fund, was offset by disappointing returns from our retail holdings. Our investment in Ulta Beauty weighed on our performance as missteps by the leading beauty retailer led to lower earnings growth and a disappointing outlook.
Outlook for 2020
As we look ahead to 2020, we recognize that many of the issues that impacted stocks in 2019, such as trade and tariffs, remain unresolved and will likely continue to influence the markets. In 2020, investors also face increased geopolitical risks, including rising tensions in the Middle East, the economic impact of the coronavirus outbreak, and a Presidential election that is expected to be very divisive, creating additional uncertainty that could weigh on markets.
We expect the U.S. consumer to remain optimistic and continue to drive the economy as low levels of unemployment and accelerating wage gains provide increased spending power. This should help offset softness in corporate investment. In addition, the economy should be supported by the Fed’s accommodative stance.

Letter To Shareholders (continued)

We are optimistic about the prospects of a broader trade deal and believe recession risks appear to have faded in the near term. Low manufacturing activity, easing trade tensions with China, and rising commodity prices set up positively for the Industrials sector. Data shows that since 1975, Industrials (excluding General Electric) have been the best performing sector when the Institute for Supply Management’s Manufacturing Index (ISM) rises from its trough to 50. The ISM appears to be nearing a bottom, which could signal an inflection point in manufacturing.
We added to our cyclical exposure in order to better position the portfolio to capitalize on these trends. We added Parker-Hannifin, Lincoln Electric Holdings, and Caterpillar to the Fund. We see Parker-Hannifin, an industrial manufacturer focused on motion and control technologies, as a fundamentally stronger company than it has been historically due to its simplified business model, which has led to improved execution, stronger returns, and higher cash flow. After a difficult 2019, we expect Lincoln Electric, a global welding company, to report better results driven by improving macroeconomic expectations. Caterpillar, which manufactures and sells construction and mining equipment, diesel and natural gas engines, and industrial gas turbines, should benefit from recovering end-markets driving demand and favorable comparisons in 2020 following productions cuts in 2019.
Energy is a sector that has been overlooked by many investors given its disappointing performance over the past 10 years. The sector currently makes up just 4.4% of the S&P 500, compared to 12.0% in 2010. Energy companies have recently embraced new capital discipline regarding spending and growth and have begun returning cash to shareholders in the form of buybacks and dividends. With valuations at depressed levels and compelling dividend yields, we believe the sector is positioned to generate strong returns in 2020.
We recently added ConocoPhillips, one of the largest independent exploration and production companies, to the Fund. Conoco has a solid history of returning cash to shareholders and remains committed to doing so. We also continue to favor refining, a group of well run companies that generate strong cash flow. They were early adopters of capital discipline and are focused on increasing shareholder value. Refiners are also well positioned to benefit from the International Maritime Organization's (IMO's) rule, known as IMO 2020, which lowers the amount of sulfur allowed in marine fuel oil. Valero Energy is best positioned to capitalize on this trend.
In closing, this year was a special one for our Fund as we marked our 90th anniversary as a publicly-traded fund. We appreciate the stories you have shared about Adams and how this investment has impacted your lives and those of past generations. We want to thank our shareholders for their trust in us over the years and look forward to the next 90 years.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
February 13, 2020

Investment Growth

(unaudited)
This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 15 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/19
	Years
	1	3	5	10	15
ADX NAV	31.6%	17.4%	12.4%	12.7%	9.0%
ADX Market Price	36.6%	19.4%	12.9%	13.1%	9.0%
Lipper Large-Cap Core Funds Average*	29.6%	13.9%	10.3%	12.2%	8.3%
*
Source: Refinitiv

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2019
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$115,909,500	5.9%
Apple Inc.	85,833,895	4.4
Alphabet Inc. Class A & Class C	70,019,542	3.6
Amazon.com, Inc.	67,630,944	3.5
Visa Inc. Class A	52,480,470	2.7
Bank of America Corp.	50,121,582	2.6
JPMorgan Chase & Co.	47,186,900	2.4
Merck & Co., Inc.	37,171,265	1.9
Adams Natural Resources Fund, Inc.*	35,994,300	1.8
Honeywell International Inc.	35,931,000	1.8
	$598,279,398	30.6%
*
Non-controlled affiliated closed-end fund

Sector Weightings

25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

December 31, 2019
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,187,495,476)	$1,905,376,205
Non-controlled affiliate (cost $33,970,033)	35,994,300
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $12,171,136)	12,171,136	$1,954,007,641
Cash		261,053
Investment securities sold		20,834,272
Dividends receivable		1,945,721
Prepaid expenses and other assets		1,961,418
Total Assets		1,979,010,105

Liabilities
Investment securities purchased		20,808,623
Due to officers and directors (note 8)		4,012,550
Accrued expenses and other liabilities		2,597,289
Total Liabilities		27,418,462
Net Assets		$1,951,591,643

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 108,865,052 shares (includes 53,004 deferred stock units) (note 7)		$108,865
Additional capital surplus		1,231,998,899
Total distributable earnings (loss)		719,483,879
Net Assets Applicable to Common Stock		$1,951,591,643
Net Asset Value Per Share of Common Stock		$17.93
*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2019
Investment Income
Income:
Dividends (includes $1,705,684 from affiliates and net of $30,336 in foreign taxes)	$33,279,061
Other income	257,342
Total Income	33,536,403
Expenses:
Investment research compensation and benefits	6,420,641
Administration and operations compensation and benefits	2,400,499
Occupancy and other office expenses	759,253
Investment data services	587,165
Directors' compensation	484,000
Shareholder reports and communications	311,105
Transfer agent, custody, and listing fees	353,652
Accounting, recordkeeping, and other professional fees	320,699
Insurance	136,836
Audit and tax services	117,360
Legal services	44,278
Total Expenses	11,935,488
Net Investment Income	21,600,915

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	122,711,743
Net realized gain (loss) on total return swap agreements	2,508,331
Net realized gain distributed by non-controlled affiliate	699,768
Change in unrealized appreciation on investments (includes $4,032,003 from affiliates)	331,236,423
Net Gain (Loss)	457,156,265
Change in Net Assets from Operations	$478,757,180
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2019	2018
From Operations:
Net investment income	$21,600,915	$20,641,002
Net realized gain (loss)	125,919,842	182,122,332
Change in unrealized appreciation	331,236,423	(264,433,237)
Change in Net Assets from Operations	478,757,180	(61,669,903)

Distributions to Shareholders from: Total distributable earnings	(149,684,177)	(201,625,291)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	54,469,476	74,393,795
Cost of shares purchased (note 5)	(12,840,077)	(15,775,036)
Deferred compensation (notes 5, 7)	—	(206,214)
Change in Net Assets from Capital Share Transactions	41,629,399	58,412,545
Total Change in Net Assets	370,702,402	(204,882,649)

Net Assets:
Beginning of year	1,580,889,241	1,785,771,890
End of year	$1,951,591,643	$1,580,889,241
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 7.3% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During the year ended December 31, 2019, the Fund received dividends and capital gain distributions of $1,705,684 and $699,768, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $4,133,003. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. During the year ended December 31, 2019, AFA's single client transferred its assets from AFA. At December 31, 2019, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue. While unlikely, to the extent that AFA’s operating costs exceed its revenue earned and assets held, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored to ensure that it does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company. During the year ended December 31, 2019, the Fund recognized a change in unrealized appreciation on its investment in AFA of $(101,000).
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses,

Notes To Financial Statements (continued)

other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly. Beginning in July 2019, with AFA no longer having assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2019, shared expenses totaled $14,739,416, of which $4,395,606 and $113,980 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at December 31, 2019.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. With AFA not currently having operations, the Committee uses AFA's cash balance to approximate fair value. Significant increases (decreases) in this input would have resulted in a significantly higher (lower) fair value measurement. Fair value determinations are reviewed on a regular basis and

Notes To Financial Statements (continued)

updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At December 31, 2019, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,941,370,505	$—	$—	$1,941,370,505
Other investments	—	—	466,000	466,000
Short-term investments	12,171,136	—	—	12,171,136
Total investments	$1,953,541,641	$—	$466,000	$1,954,007,641

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2018				$567,000
Purchases				—
Change in unrealized appreciation on investments				(101,000)
Balance at December 31, 2019				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2019, the identified cost of securities for federal income tax purposes was $1,235,430,972 and net unrealized appreciation aggregated $718,576,669, consisting of gross unrealized appreciation of $726,039,841 and gross unrealized depreciation of $7,463,172.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2019, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2019 and December 31, 2018 were classified as ordinary income of $23,238,400 and $21,255,855, respectively, and long-term capital gain of $126,415,026 and $180,325,538, respectively. The tax basis of distributable earnings at December 31, 2019 was $480,170 of undistributed ordinary income and $2,336,426 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2019 were $1,121,639,928 and $1,196,531,865, respectively.
4. DERIVATIVES
During the year ended December 31, 2019, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Notes To Financial Statements (continued)

Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. At December 31, 2019, there were no open total return swap agreements. During the year ended December 31, 2019, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $19,489,932 and $(19,319,418), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2019, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 26, 2019, the Fund issued 3,507,483 shares of its Common Stock at a price of $15.51 per share (the average market price on December 11, 2019) to shareholders of record November 25, 2019, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2019, the Fund issued 4,424 shares of Common Stock at a weighted average price of $15.46 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 26, 2018, the Fund issued 5,493,076 shares of its Common Stock at a price of $13.52 per share (the average market price on December 12, 2018) to shareholders of record November 26, 2018, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2018, the Fund issued 9,189 shares of Common Stock at a weighted average price of $13.86 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

Notes To Financial Statements (continued)

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Transactions in Common Stock for 2019 and 2018 were as follows:
	Shares		Amount
	2019	2018	2019	2018
Shares issued in payment of distributions	3,511,907	5,502,265	$54,469,476	$74,393,795
Shares purchased (at a weighted average discount from net asset value of 13.0% and 14.2%, respectively)	(852,488)	(1,018,156)	(12,840,077)	(15,775,036)
Net activity under the 2005 Equity Incentive Compensation Plan	—	(14,133)	—	(206,214)
Net change	2,659,419	4,469,976	$41,629,399	$58,412,545
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2019, the Fund recorded matching contributions of  $359,174 and a liability, representing the 2019 discretionary contribution, of $269,758.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2019.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2019 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2018	56,375	$12.46
Reinvested dividend equivalents	4,424	15.46
Vested & issued	(7,795)	13.66
Balance at December 31, 2019	53,004	$12.53
At December 31, 2019, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2019 was $122,927.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2019 to officers and directors amounted to $5,886,157, of which $606,927 was paid to independent directors. These amounts represent the taxable income, including $122,927 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying

Notes To Financial Statements (continued)

Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2019, $4,012,550 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2019, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of  $354,509.

Financial Highlights

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$14.89	$17.55	$15.22	$15.04	$15.87
Net investment income	0.20	0.20	0.22	0.19	0.13
Net realized gain (loss) and change in unrealized appreciation	4.31	(0.87)	3.55	1.03	—
Change in accumulated other comprehensive income	—	—	—	—	0.02
Total from operations	4.51	(0.67)	3.77	1.22	0.15
Less distributions from:
Net investment income	(0.22)	(0.21)	(0.22)	(0.18)	(0.14)
Net realized gain	(1.20)	(1.79)	(1.16)	(0.81)	(0.79)
Total distributions	(1.42)	(2.00)	(1.38)	(0.99)	(0.93)
Capital share repurchases (note 5)	0.02	0.03	0.03	0.02	0.02
Reinvestment of distributions	(0.07)	(0.02)	(0.09)	(0.07)	(0.07)
Total capital share transactions	(0.05)	0.01	(0.06)	(0.05)	(0.05)
Net asset value, end of year	$17.93	$14.89	$17.55	$15.22	$15.04
Market price, end of year	$15.77	$12.62	$15.03	$12.71	$12.83

Total Investment Return *
Based on market price	36.6%	-3.6%	29.4%	6.9%	0.7%
Based on net asset value	31.6%	-2.6%	26.2%	9.2%	1.8%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$1,952	$1,581	$1,786	$1,513	$1,472
Ratio of expenses to average net assets	0.65%	0.56%	0.56%	0.64%	0.96%**
Ratio of net investment income to average net assets	1.18%	1.14%	1.30%	1.29%	0.79%**
Portfolio turnover	61.6%	58.4%	39.2%	32.0%	22.0%
Number of shares outstanding at end of year (in 000’s)	108,865	106,206	101,736	99,437	97,914
*
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

**
Ratio of expenses to average net assets was 0.67% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.08%.

Schedule of Investments

December 31, 2019
	Shares	Value (a)
Common Stocks — 99.5%
Communication Services — 9.8%
Alphabet Inc. Class A (b)	41,100	$55,048,929
Alphabet Inc. Class C (b)	11,197	14,970,613
AT&T Inc.	590,982	23,095,577
Comcast Corporation Class A	668,200	30,048,954
Facebook, Inc. Class A (b)	141,900	29,124,975
Netflix, Inc. (b)	15,000	4,853,550
Verizon Communications Inc.	86,800	5,329,520
Walt Disney Company	205,000	29,649,150
		192,121,268
Consumer Discretionary — 9.5%
Amazon.com, Inc. (b)	36,600	67,630,944
Chipotle Mexican Grill, Inc. (b)	15,100	12,640,361
Consumer Discretionary Select Sector SPDR Fund	68,100	8,541,102
Dollar General Corporation	103,337	16,118,505
Lowe's Companies, Inc.	152,800	18,299,328
Magna International Inc.	86,800	4,760,112
NIKE, Inc. Class B	238,000	24,111,780
Starbucks Corporation	218,100	19,175,352
Tractor Supply Company	159,000	14,856,960
		186,134,444
Consumer Staples — 7.3%
Coca-Cola Company	600,400	33,232,140
Consumer Staples Select Sector SPDR Fund	86,600	5,454,068
Costco Wholesale Corporation	63,600	18,693,312
Mondelez International, Inc. Class A	175,700	9,677,556
PepsiCo, Inc.	118,700	16,222,729
Philip Morris International Inc.	197,000	16,762,730
Procter & Gamble Company	115,350	14,407,215
Unilever plc Sponsored ADR	97,300	5,562,641
Walmart Inc.	188,400	22,389,456
		142,401,847

Schedule of Investments (continued)

December 31, 2019
	Shares	Value (a)
Energy — 4.5%
Adams Natural Resources Fund, Inc. (c)	2,186,774	$35,994,300
BP plc Sponsored ADR	80,800	3,049,392
Chevron Corporation	120,800	14,557,608
ConocoPhillips	109,200	7,101,276
Exxon Mobil Corporation	188,700	13,167,486
Total S.A. Sponsored ADR	60,800	3,362,240
Valero Energy Corporation	111,900	10,479,435
		87,711,737
Financials — 14.1%
American Express Company	165,800	20,640,442
Bank of America Corp.	1,423,100	50,121,582
Berkshire Hathaway Inc. Class B (b)	107,600	24,371,400
Intercontinental Exchange, Inc.	226,700	20,981,085
JPMorgan Chase & Co.	338,500	47,186,900
MetLife, Inc.	420,300	21,422,691
S&P Global, Inc.	37,600	10,266,680
T. Rowe Price Group	167,400	20,396,016
U.S. Bancorp	450,200	26,692,358
Wells Fargo & Company	605,500	32,575,900
		274,655,054
Health Care — 13.7%
Abbott Laboratories	160,100	13,906,286
AbbVie, Inc.	322,700	28,571,858
Agilent Technologies, Inc.	177,100	15,108,401
CVS Health Corporation	109,000	8,097,610
Edwards Lifesciences Corporation (b)	102,600	23,935,554
Health Care Select Sector SPDR Fund	155,900	15,879,974
Johnson & Johnson	200,500	29,246,935
Medtronic plc	222,700	25,265,315
Merck & Co., Inc.	408,700	37,171,265
Pfizer Inc.	211,940	8,303,809
Thermo Fisher Scientific Inc.	93,800	30,472,806
UnitedHealth Group Incorporated	104,200	30,632,716
		266,592,529

Schedule of Investments (continued)

December 31, 2019
	Shares	Value (a)
Industrials — 9.2%
Caterpillar Inc.	94,100	$13,896,688
Cintas Corporation	31,000	8,341,480
General Electric Company	153,622	1,714,421
Honeywell International Inc.	203,000	35,931,000
Kansas City Southern	138,500	21,212,660
L3Harris Technologies Inc.	90,700	17,946,809
Lincoln Electric Holdings, Inc.	144,600	13,987,158
Masco Corporation	338,700	16,254,213
Parker-Hannifin Corporation	65,000	13,378,300
Republic Services, Inc.	108,900	9,760,707
Union Pacific Corporation	148,300	26,811,157
		179,234,593
Information Technology — 23.4%
Accenture plc Class A	106,600	22,446,762
Adobe Inc. (b)	50,000	16,490,500
Apple Inc.	292,300	85,833,895
Broadcom Inc.	64,800	20,478,096
Cisco Systems, Inc.	292,800	14,042,688
Fidelity National Information Services, Inc.	123,700	17,205,433
Intel Corporation	167,700	10,036,845
Lam Research Corporation	55,100	16,111,240
Mastercard Incorporated Class A	115,000	34,337,850
Microsoft Corporation	735,000	115,909,500
Oracle Corporation	122,200	6,474,156
salesforce.com, inc. (b)	63,100	10,262,584
Texas Instruments Incorporated	164,100	21,052,389
VeriSign, Inc. (b)	68,200	13,140,776
Visa Inc. Class A	279,300	52,480,470
		456,303,184
Materials — 2.2%
Ball Corporation	64,000	4,138,880
Celanese Corporation	55,900	6,882,408
DuPont de Nemours, Inc.	125,300	8,044,260
Linde plc	65,400	13,923,660
Sherwin-Williams Company	16,600	9,686,764
		42,675,972

Schedule of Investments (continued)

December 31, 2019
	Shares	Value (a)
Real Estate — 2.7%
American Tower Corporation	77,600	$17,834,032
AvalonBay Communities, Inc.	70,300	14,741,910
Prologis, Inc.	219,600	19,575,144
		52,151,086
Utilities — 3.1%
Ameren Corporation	161,600	12,410,880
FirstEnergy Corp.	261,600	12,713,760
NextEra Energy, Inc.	90,300	21,867,048
WEC Energy Group Inc.	156,100	14,397,103
		61,388,791
Total Common Stocks
(Cost $1,221,465,509)		1,941,370,505
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		466,000
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 1.74% (e)	11,392,026	11,400,000
Northern Institutional Treasury Portfolio, 1.56% (e)	771,136	771,136
Total Short-Term Investments
(Cost $12,171,136)		12,171,136
Total — 100.1%
(Cost $1,233,786,645)		1,954,007,641
Other Assets Less Liabilities — (0.1)%		(2,415,998)
Net Assets — 100.0%		$1,951,591,643

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, MD
February 14, 2020
We have served as the Fund's auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2019
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2019
Abbott Laboratories	$1,911,340	$17,542,569	$13,906,286
AbbVie, Inc.	27,895,333		28,571,858
Adobe Inc.	16,414,406	29,629,422	16,490,500
Alphabet Inc. Class A	20,419,996	2,981,390	55,048,929
Ameren Corporation	13,421,188	981,690	12,410,880
American Express Company	4,745,905	8,664,110	20,640,442
Berkshire Hathaway Inc. Class B	19,013,877	9,653,497	24,371,400
Caterpillar Inc.	13,796,405		13,896,688
Celanese Corporation	7,619,950	1,398,469	6,882,408
Chevron Corporation	7,183,376		14,557,608
ConocoPhillips	6,864,552		7,101,276
Consumer Discretionary Select Sector SPDR Fund	27,070,879	18,424,112	8,541,102
CVS Health Corporation	7,805,348		8,097,610
Facebook, Inc. Class A	9,610,369		29,124,975
Financial Select Sector SPDR Fund	27,250,994	25,778,201	—
FirstEnergy Corp.	13,763,018	980,908	12,713,760
General Electric Company	14,381,213	12,826,874	1,714,421
Health Care Select Sector SPDR Fund	24,051,157	23,024,710	15,879,974
Industrial Select Sector SPDR Fund	36,563,019	37,032,367	—
Intel Corporation	9,750,782		10,036,845
iShares Russell 1000 ETF	29,602,080	29,936,567	—
Johnson & Johnson	13,091,026	13,495,045	29,246,935
L3Harris Technologies Inc.	18,817,991		17,946,809
Lincoln Electric Holdings, Inc.	12,392,515		13,987,158
Linde plc	12,685,726		13,923,660
Marriott International, Inc. Class A	15,773,723	14,512,124	—
Masco Corporation	13,227,308		16,254,213
MetLife, Inc.	23,204,131	4,857,308	21,422,691
Mondelez International, Inc. Class A	3,726,190	7,217,405	9,677,556
Parker-Hannifin Corporation	11,136,106	17,231,974	13,378,300
Quanta Services, Inc.	10,576,733	10,564,511	—
Republic Services, Inc.	1,754,017	9,777,031	9,760,707
S&P Global, Inc.	9,630,135		10,266,680
SPDR S&P 500 ETF Trust	11,202,394	20,792,285	—
Starbucks Corporation	18,838,224		19,175,352
United Rentals, Inc.	9,365,006	7,977,659	—
Utilities Select Sector SPDR Fund	13,372,271	13,466,148	—
VeriSign, Inc.	12,862,009		13,140,776
Walt Disney Company	19,083,050		29,649,150
Wells Fargo & Company	27,741,514		32,575,900
Advance Auto Parts, Inc.		10,140,010	—
Aflac Incorporated		14,751,313	—
Air Products and Chemicals, Inc.		12,523,941	—
Alexion Pharmaceuticals, Inc.		14,407,167	—
Amazon.com, Inc.		8,291,958	67,630,944
AT&T Inc.		9,750,906	23,095,577
Boeing Company		17,541,598	—
Cheniere Energy, Inc.		8,259,467	—

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended December 31, 2019
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2019
Cisco Systems, Inc.		$10,637,102	$14,042,688
Delta Air Lines, Inc.		11,539,112	—
EOG Resources, Inc.		6,775,648	—
Exelon Corporation		13,568,604	—
Fifth Third Bancorp		15,882,375	—
Mastercard Incorporated Class A		6,785,480	34,337,850
Microsoft Corporation		7,670,790	115,909,500
Netflix, Inc.		9,435,075	4,853,550
Palo Alto Networks, Inc.		16,409,705	—
Public Service Enterprise Group Incorporated		10,789,715	—
Raymond James Financial, Inc.		12,536,808	—
salesforce.com, inc.		11,293,810	10,262,584
Travelers Companies, Inc.		18,997,611	—
Ulta Beauty, Inc.		10,576,786	—
United Technologies Corporation		22,568,357	—
Zoetis Inc. Class A		16,408,040	—
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000's) Value of Net Assets	(000's) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2005	$1,266,729	86,100	$14.71	$12.55	$.22	$.64	$—	$.86	6.7%
2006	1,377,418	86,838	15.86	13.87	.23	.67	—	.90	6.8
2007	1,378,480	87,669	15.72	14.12	.32	.71	—	1.03	7.1
2008	840,012	87,406	9.61	8.03	.26	.38	—	.64	5.7
2009	1,045,027	87,415	11.95	10.10	.15	.30	—	.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

Other Information

Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2019 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (prior to 2019) and on Part F of Form N-PORT (beginning in 2019). Both Forms N-Q and N-PORT are available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for Safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269-0560
Website: www.astfinancial.com
E-mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (78) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) ETF Securities USA, LLC Credit Suisse Next Investors, LLC
Kenneth J. Dale (63) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (67) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (73) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Lauriann C. Kloppenburg (59) 2017	Retired Chief Strategy Officer and Chief Investment Officer - Equity Group Loomis, Sayles & Co., LP (investment management)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (69) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider)	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (73) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting)	Two
Interested Director
Mark E. Stoeckle (63) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (63) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. and President of the Fund
James P. Haynie, CFA (57) 2013	Executive Vice President of the Fund and President of Adams Natural Resources Fund, Inc.
D. Cotton Swindell, CFA (56) 2002	Executive Vice President
Brian S. Hook, CFA, CPA (50) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Natural Resources Fund, Inc.
Janis F. Kerns (56) 2018	General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2018); Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Gregory W. Buckley (49) 2013	Vice President – Research of the Fund (since 2019) and Adams Natural Resources Fund, Inc.
Xuying Chang, CFA (43) 2014	Vice President – Research (since 2018); Senior Research Analyst (prior to 2018)
Steven R. Crain, CFA (48) 2012	Vice President – Research
Michael A. Kijesky, CFA (49) 2009	Vice President – Research of the Fund (since 2019) and Adams Natural Resources Fund, Inc.
Michael E. Rega, CFA (60) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
David R. Schiminger, CFA (48) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (44) 2015	Vice President – Research of the Fund (since 2017) and Adams Natural Resources Fund, Inc. (since 2019); Senior Research Analyst (prior to 2017)
Christine M. Sloan, CPA (47) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (since 2018); Assistant Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Counsel	Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (877) 260-8188 Website: www.astfinancial.com E-mail: info@astfinancial.com

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Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac, Frederic A. Escherich, and Lauriann C. Kloppenburg who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2019 and 2018 were $102,360 and $96,968, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2019 or 2018.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2019 and 2018 were $13,500 and $11,500, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2019 and 2018 were $2,052 and $1,500, respectively. Fees were related to licenses for technical reference tools in 2019 and related to the implementation of a new accounting standard in 2018.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

(2)	All services performed in 2019 and 2018 were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2019 and 2018 were $15,552 and $13,000, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Roger W. Gale, and Lauriann C. Kloppenburg.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer and President, James P. Haynie, Executive Vice President, and D. Cotton Swindell, Executive Vice President, comprise the three-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015. D. Cotton Swindell has served as Executive Vice President and on the portfolio management team since January 21, 2015; prior thereto, Mr. Swindell served as Vice President - Research. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle, Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2019, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $561,468,757. Mr. Stoeckle is Chief Executive Officer of PEO and Mr. Haynie is President. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified product with a different capitalization focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses between the funds and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, among the funds.

(3) As of December 31, 2019, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from PEO is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of an 80/20 blend of Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018. To better align with PEO’s investment strategy, beginning October 1, 2018, incentive compensation is based on a comparison with an 80/20 blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector.

(4) Using a valuation date of December 31, 2019, Mssrs. Stoeckle and Haynie beneficially owned equity securities in the registrant valued over $1,000,000, and Mr. Swindell beneficially owned equity securities in the registrant valued between $500,001 and $1,000,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2019	0	--	0	5,908,932
February 2019	85,097	$14.09	85,097	5,823,835
March 2019	109,666	$14.26	109,666	5,714,169
April 2019	53,747	$14.75	53,747	5,660,422
May 2019	160,587	$14.87	160,587	5,499,835
June 2019	85,268	$15.19	85,268	5,414,567
July 2019	56,311	$15.75	56,311	5,358,256
August 2019	147,273	$15.40	147,273	5,210,983
September 2019	95,539	$15.87	95,539	5,115,444
October 2019	59,000	$15.76	59,000	5,056,444
November 2019	0	-	0	5,056,444
December 2019	0	-	0	5,056,444
Total	852,488	$15.06	852,488

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1)	Gross income from securities lending activities was $152,488.

(2)	Rebates paid to borrowers were $63,216, fees deducted from a pooled cash collateral reinvestment product were $765, and revenue generated by the securities lending program paid to the securities lending agent was $26,544.

(3)	The aggregate fees related to securities lending activities were $90,525.

(4)	Net income from securities lending activities was $61,963.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.
	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.
	(3)	Written solicitation to purchase securities: not applicable.
	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 24, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 24, 2020

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 24, 2020